UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 20, 2010
JOHNSON CONTROLS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5757 North Green Bay Avenue Milwaukee
Wisconsin	53209

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:     414-524-1200
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On May 20, 2010, Johnson Controls, Inc. sent a letter to Visteon Corporation expressing interest in acquiring Visteon Corporation’s interiors and electronics businesses. A copy of the letter is attached hereto as Exhibit 99.1 and incorporated herein by reference. On May 21, 2010, Johnson Controls, Inc. issued a related press release, which is attached hereto as Exhibit 99.2 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits:
99.1	Letter, dated May 20, 2010, from Stephen A. Roell, Chairman and Chief Executive Officer of Johnson Controls, Inc., to Donald J. Stebbins, Chairman and Chief Executive Officer of Visteon Corporation.

99.2	Press release, dated May 21, 2010, issued by Johnson Controls, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.
May 24, 2010	By:	/s/ Jerome D. Okarma
		Name:	Jerome D. Okarma
		Title:	Vice President, Secretary and General Counsel